Exhibit 99.01 - Certification of CEO and CF0 Section 906



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                    AND CHIEF FINANCIAL OFFICER PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                            PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Human BioSystems (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry Masuda, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 14th day of November 2002.

/s/ Harry Masuda
----------------------
    Harry Masuda
    Chief Executive Officer and
    Chief Financial Officer